SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 26, 2004
(Date of earliest event reported)

Commission File No. 333-110283



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                               21703
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Address of principal executive offices                         (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

                      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
        (99)                                    Computational Materials prepared
                                                by Lehman Brothers Inc. in
                                                connection with Wells Fargo
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-4

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WELLS FARGO ASSET SECURITIES
                                            CORPORATION


April 26, 2004

                                          By:    /s/ Patrick Greene
                                               ---------------------------------
                                               Patrick Greene
                                               Senior Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             ---------------
   (99)                  Computational Materials                       E
                         prepared by Lehman Brothers
                         Inc. and in connection
                         with Wells Fargo Asset
                         Securities Corporation,
                         Mortgage Pass-Through
                         Certificates, Series 2004-4.